EXHIBIT 4
                                   EXHIBIT 4

            CONSENT OF BEARD, NERTNEY, KINGERY, CROUSE & HOHL, P.A.



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                 CONSENT OF INDEPENDENT ACCOUNTANTS


      We hereby consent to the use in the Registration Statement on Form 10 of our report dated March 18, 1999 relating to the financial statements of First Business Service Group, Inc., which appear in such Registration Statement.

      Tampa Bay, Florida
      March 18, 1999





                     BEARD NERTNEY KINGERY CROUSE & HOHL P.A.

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